EXHIBIT 32.1

SECTION 906 OF THE SARBANES-OXLEY ACT

CEO CERTIFICATION

In connection with the annual report of Almaden Minerals Ltd. (the “Company”) on Form 20-F for the fiscal year ending December 31, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”),

I, Duane Poliquin, Chief Executive Officer of  the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.             The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/”Morgan Poliquin”

Name: Morgan Poliquin

Title: Chief Executive Officer

March 30, 2010